Exhibit 10.3

FIRST AMENDMENT TO
COMMERCIAL MANUFACTURING AND SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO COMMERCIAL MANUFACTURING AND SUPPLY AGREEMENT (“First Amendment”) is entered into as of the 10th day of September, 2021 (“First Amendment Effective Date”), by and between BAXTER PHARMACEUTICAL SOLUTIONS LLC, a Delaware limited liability company having a place of business at 927 South Curry Pike, Bloomington, Indiana 47403 (“Baxter”), and DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation having a principal place of business at 2100 Powell Street, Suite 900, Emeryville, California 94608 (“Dynavax”).

WHEREAS, Baxter and Dynavax are parties to a Commercial Manufacturing and Supply Agreement dated November 22, 2013 (the “Original Agreement”);

WHEREAS, Baxter and Dynavax wish to amend certain provisions of the Original Agreement; and

WHEREAS, concurrently with entering into this First Amendment, Baxter and Dynavax are entering into an Amended and Restated Product Addendum for HEPLISAV‑B® hepatitis B vaccine dated as of the First Amendment Effective Date (the “Amended and Restated Product Addendum”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, Baxter and Dynavax agree that the following amendment(s) shall be made to the Original Agreement, effective as of the First Amendment Effective Date:

1.
The address of Dynavax’s principal place of business set forth in the introductory paragraph is hereby amended and restated to read in its entirety as follows:

“2100 Powell Street, Suite 900, Emeryville, California 94608”

2.
The definition of “Contract Requirements” in Article 1 of the Original Agreement is hereby deleted in its entirety.
3.
The definition of “Contract Year” in Article 1 of the Original Agreement is hereby deleted in its entirety.
4.
All references in this First Amendment and in the Original Agreement to the term “Product Addendum” shall, as applicable to the HEPLISAV‑B® hepatitis B vaccine Product, be deemed to refer to the Amended and Restated Product Addendum.
5.
The definition of “Purchase Order” in Article 1 of the Original Agreement is hereby amended and restated to read in its entirety as follows:

““Purchase Order” shall mean a written order from Dynavax to Baxter which shall specify: (a) the quantity of Product ordered (expressed as a number of Batches) and the size ([***] or [***], as applicable) of Batches; (b) shipping instructions; (c) requested delivery dates; and (d) delivery destinations.”

6.
Section 3.1 (Agreement to Purchase and Supply) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“3.1 Agreement to Purchase and Supply. Pursuant to the terms and conditions of this Agreement, Dynavax shall purchase Product from Baxter and Baxter shall use good faith efforts to Produce and deliver Product to Dynavax in accordance with Article 4 of this Agreement.”

7.
Section 4.1.1 (Long Range Forecast) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“4.1.1 Long Range Forecast. Within thirty (30) days from the Effective Date of this Agreement and prior to June 1 of each year thereafter, Dynavax will provide to Baxter in writing an annual forecast for the next five (5) calendar years during the Term of Dynavax’s estimated demand for Product (the “Long Range Forecast”). The initial Long Range Forecast shall be included in the Product Addendum (pursuant to Exhibit D) and shall be considered the “Initial Long Range Forecast”. Baxter specifically agrees that such Long Range Forecasts submitted by Dynavax will be for general planning purposes only, and shall not be binding on Dynavax or Baxter.”

8.
Section 4.1.2 (Twelve Month Rolling Forecast) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“4.1.2 Forecasting.

4.1.2.1 Twelve Month Rolling Forecast. Commencing one month after the First Amendment Effective Date, and on each December 1st, March 1st, June 1st and September 1st thereafter during the Term, Dynavax will provide to Baxter in writing a “Twelve Month Rolling Forecast” of the quantity of Batches Dynavax anticipates it will order for Production for the following twelve-month period (i.e., the Twelve Month Rolling Forecast submitted December 1st will be for the twelve month period beginning January 1st, the Twelve Month Rolling Forecast submitted March 1st will be for the twelve month period beginning April 1st, and so on). The total quantity of Batches of the first six (6) months (the first and second quarters) of each Twelve Month Rolling Forecast (“Six Month Period”) shall be considered [***]% binding on both: (a) Dynavax; and (b) Baxter, subject to Section 4.1.2.2 below. The total quantity of Batches of the third three months (the third quarter) of the Twelve Month Rolling Forecast shall be considered [***]%binding. Should the quantity forecasted in the third quarter be an odd number of Batches, then the binding forecast shall be [***]% of one less of the number of Batches forecasted. The quantity of Batches forecasted for the remaining three (3) months of the Twelve Month Rolling Forecast shall be for general planning purposes only, and shall not be binding on Dynavax or Baxter. Dynavax understands and agrees that its Twelve Month Rolling Forecast for Product shall include Dynavax’s monthly quantities of Product in only the months of January, February, March, April, May, October, November and December of each calendar year (“Manufacturing Months”). For the avoidance of doubt, Baxter is under no obligation to Produce any Product during the months of June, July, August and September of any calendar year.

4.1.2.2 Binding Six Month Period. Upon Baxter’s receipt of each Twelve Month Rolling Forecast, Baxter will compare the quarterly quantities forecasted in the Six Month Period to the pro-rated portion (pro-rated based on the number of Manufacturing Months) of Baxter’s Annual Order Maximum for such period. If (i) the quantities forecasted in the Six Month Period are equal to or less than the pro-rated portion of Baxter’s Annual Order Maximum, then the quantities forecasted in such Six Month Period shall automatically be deemed confirmed by Baxter and will be [***]% binding on Baxter and Dynavax, and (ii) if such quantities are greater than the pro-rated portion of Baxter’s Annual Order Maximum, Baxter will use commercially reasonable efforts to Produce the forecasted quantities in excess of the pro-rated portion and will confirm to Dynavax what quantities it is able to Produce, and such confirmed quantities will be [***]%binding on Baxter and Dynavax (such confirmed quantities under (i) or (ii), as applicable, the “Binding Six Month Period”).”

9.
Section 4.2.2 (Order Lead Time) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“4.2.2 Order Lead Time. Dynavax shall not, without the written consent of Baxter, designate a delivery date in a Purchase Order earlier than [***]calendar days from the date Dynavax submits the Purchase Order. Within [***] calendar days from the date Dynavax submits a Purchase Order, Baxter shall provide a confirmation of receipt of such Purchase Order setting forth the Delivery Date that Baxter will meet. Upon Baxter’s delivery of such confirmation (or, if no confirmation is delivered within [***] calendar days from the date Dynavax submits such Purchase Order, then upon the expiration of such [***]-day period), such Purchase Order shall become a “Firm Purchase Order” constituting a binding obligation of Dynavax to purchase, and of Baxter to Produce and deliver to Dynavax by the applicable Delivery Date set forth in Baxter’s confirmation (or, if no confirmation is delivered, the Delivery Date designated in Dynavax’s Purchase Order), the quantity of Product set forth in such Purchase Order. If Baxter is unable to meet the Delivery Date specified by Dynavax in its Purchase Order, Baxter will provide to Dynavax an alternative Delivery Date which shall not be more than [***] calendar days later than the initial Delivery Date designated by Dynavax in its Purchase Order.”

10.
Section 4.3 (Annual Obligation) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“4.3 Annual Obligation. Subject to Section 4.4, Dynavax shall be obligated to order for Production (with the formulation and filling of all Batches to occur within the applicable calendar year) from Baxter a minimum number of Batches of Product in each calendar year during the Term of this Agreement as specified in Exhibit B of the Product Addendum (as more fully defined below in this Section, the “Annual Obligation”), which Annual Obligation shall be pro-rated for any partial calendar year. For the avoidance of doubt, in each calendar year, Dynavax must order for Production (with the formulation and filling of all Batches to occur within the applicable calendar year) the greater of the Annual Obligation or the binding portion of the Twelve Month Rolling Forecasts. Within [***] days after the end of each calendar year, the Parties will determine the number of Batches of Product ordered by Dynavax for Production (as set forth above) in the then previous calendar year. Within [***] calendar days after such calculation, Dynavax shall pay Baxter for the difference between the aggregate Production Price of Product actually ordered by Dynavax for Production (with the formulation and filling of all Batches to occur within the applicable calendar year) pursuant to Sections 4.1 and 4.2 in the calendar year and the aggregate Production Price of the greater of (i) the Annual Obligation or (ii) the binding portions of the Twelve Month Rolling Forecasts.”

11.
Section 4.4 (Order Maximum) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“4.4 Annual Order Maximum. Notwithstanding anything in this Article 4 to the contrary, in any calendar year during the Term of this Agreement, in no event shall Baxter be obligated to Produce more Product during the Manufacturing Months than the maximum number of Batches (as the case may be) as specified in Exhibit B of the Product Addendum (“Annual Order Maximum”). If Dynavax requests Baxter to Produce more than its Annual Order Maximum, Baxter will use commercially reasonable efforts to Produce such additional requested quantities. If the Dynavax requests changes (increase/decrease) in the annual order volume requiring changes in equipment and/or process, the Parties will reach agreement on the scope of the changes and associated costs prior to Baxter implementing such changes. As stated in Section 4.1.2 above, Baxter is under no obligation to Produce any Product during the months of June, July, August and September of any calendar year.”

12.
The following new Sections 4.5.3 and 4.5.4 are hereby added immediately after Section 4.5.2 of the Original Agreement:

“4.5.3 Yield Calculations. The formulas and calculations used by the Parties to determine the Yield Rate, the Expected Yield and Yield Reconciliation are defined and detailed in the Product Addendum.

4.5.4 Yield Rate Recalculations. If Production times, volumes, Batch sizes, manufacturing process changes or any other similar change should occur after the Yield Rate and Expected Yield are established, the impact of the changes will be evaluated and a new Yield Rate and Expected Yield will be established in accordance with Sections 4.5.1 and 4.5.2 above and the Product Addendum.”

13.
The first sentence only of Section 5.4 (Components) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“Based upon the Twelve Month Rolling Forecasts, Baxter and Dynavax shall develop a joint strategy for the purchase of primary packaging Components (backstop, syringe, stopper and plunger rod).”

14.
The first sentence only of Section 7.1.2 of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“If the Parties dispute whether the Batch of Product is non-conforming, the dispute will be handled in accordance with Section 17 (Dispute Resolution) of the Quality Agreement.”

15.
Section 8.1 (Initial Term) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“8.1 Term. This Agreement shall commence on the Effective Date and shall continue through December 31, 2026 (the “Initial Term”), unless earlier terminated in accordance with Section 8.2 or Section 8.3 of this Agreement. This Agreement may be renewed for twenty-four (24) month renewal term(s), if agreed in writing by both Dynavax and Baxter at least eighteen (18) months prior to the expiration of the Initial Term or a renewal term, as the case may be. The Initial Term as may be extended is referred to herein as the “Term”.”

16.
Section 14.1 (Dynavax Indemnification) of the Original Agreement is hereby amended to replace “.” at the end of paragraph (f) of such Section with “;” and to add the following immediately below paragraph (f) of such Section:

“except to the extent Baxter is obligated to indemnify Dynavax under Section 14.2 for any of the foregoing (a), (b), (d) or (f).”

17.
Dynavax’s contact information in Section 20.1 (Notices) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“If to Dynavax: DYNAVAX TECHNOLOGIES CORPORATION

2100 Powell Street, Suite 900

Emeryville, California 94608

Attn: General Counsel

Email legal@dynavax.com

Telefax No. (510) 848-1327

Telephone No. (510) 848-5100”

18.
The phrase “this Agreement” as it appears in the Original Agreement or this First Amendment shall be deemed to refer to the Original Agreement, as modified by this First Amendment.

19.
Except as modified by this First Amendment, the terms of the Original Agreement shall continue in full force and effect.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the First Amendment Effective Date by their duly authorized representatives.

BAXTER PHARMACEUTICAL DYNAVAX TECHNOLOGIES

SOLUTIONS LLC CORPORATION

By: /s/ Mike Nassif By: /s/ David Novack

Name: Mike Nassif Name: David Novack

Title: VP, BPS & Commercial Excellence Title: President & Chief Operating Officer

EXHIBIT A to Amended and Restated Product Addendum for
HEPLISAV‑B® HEPATITIS B VACCINE

Product, Presentation and Commercial Batch Size

Product	Presentation
HEPLISAV‑B® HEPATITIS B VACCINE	[***] standard syringe, with secondary package

Commercial Batch Size

Batch Size	[***] Batch size
Fill Volume	[***] mL fill, [***] syringe

Batch Size	[***] Batch size
Fill Volume	[***] mL fill, [***] syringe

EXHIBIT B to Amended and Restated Product Addendum for
HEPLISAV‑B® HEPATITIS B VACCINE

Annual Obligation and Annual Order Maximum

Dynavax’s Annual Obligation and Baxter’s Annual Order Maximum for each calendar year during the Initial Term and any renewal term is set forth in the table below:

Calendar Year	Annual Obligation	Annual Order Maximum
	Number of Batches	Number of Batches
2021	[***]	[***]
2022	[***]	[***]
2023*	[***]	[***]
2024	[***]	[***]
2025	[***]	[***]
2026	[***]	[***]
Each calendar year in a renewal term	[***]	[***]

*For clarity, Dynavax's Annual Obligation for calendar year 2023 is [***] Batches at the [***] Batch size times the then current Unit price for the [***] Batch size (“2023 Financial Obligation”). In the event Dynavax orders for Production one or more [***]Batches in calendar year 2023, such [***] Batch(es) will count towards Dynavax’s Annual Obligation and Baxter’s Maximum Supply Obligation. If at the end of calendar year 2023 Dynavax has not met its 2023 Financial Obligation, Dynavax will pay Baxter the difference between the total dollar amount of the Batches Dynavax ordered for Production in calendar year 2023 and the 2023 Financial Obligation. For the avoidance of doubt, Baxter is under no obligation to Produce more than its Maximum Supply Obligation for calendar year 2023 or for any other calendar year.

EXHIBIT C to Amended and Restated Product Addendum for
HEPLISAV‑B® HEPATITIS B VACCINE

Pricing

A.
PRICING FOR [***] BATCH SIZE

Table 1: Commercial Pricing for ~[***] Batch Size

Volume[2]	Manufacturing Price + Finishing Price[1,3,4]
Up to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit

1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Baxter separately. The Unit pricing is inclusive of the following secondary packaging materials (cartons, five (5) syringe blister packs with Tyvek lids, unit labels and inserts) with serialization.

2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Baxter at [***] per Unit (as adjusted) and the second [***] will be charged at [***] per Unit (as adjusted) and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).

3 It is Dynavax’s intention that no later than January 1, 2023, Baxter will no longer be Producing Product in the [***] Batch size and will be Producing Product only in the [***] Batch size. In the event Dynavax requests that Baxter continue Producing the [***] Batch size on or after January 1, 2023, for any reason, the Unit pricing for the [***] Batch size shall be increased as set forth in Table 2 of this Section A (PRICING FOR [***] BATCH SIZE) as of January 1, 2023. The [***] Batch size will not be Produced beyond June 30, 2024.

4 Quoted Unit price assumes the following QC testing: appearance, pH, extractable volume, osmolality, bacterial endotoxin and sterility (membrane). In the event additional or different QC testing is required, the pricing referenced above may change.

Table 2: Commercial Pricing for [***] Batch Size effective January 1, 2023

Volume[2]	Manufacturing Price + Finishing Price[1,3]
Up to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit

1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Baxter separately. The Unit pricing is inclusive of the following secondary packaging materials (cartons, five (5) syringe blister packs with Tyvek lids, unit labels and inserts) with serialization.

2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Baxter at [***] per Unit (as adjusted) and the second [***] will be charged at [***]per Unit (as adjusted) and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).

3 Quoted Unit price assumes the following QC testing: appearance, pH, extractable volume, osmolality, bacterial endotoxin and sterility (membrane). In the event additional or different QC testing is required, the pricing referenced above may change.

4 The [***] Batch size will not be Produced beyond June 30, 2024.

B.
PRICING FOR [***] BATCH SIZE

Table 1: Pricing for ⁓[***] Batch Size (Non-GMP Pre PPQ Demonstration Batches and Process Validation Batches)

Batch Type	Batch Size	Price per Batch[1,3]
Non-GMP Pre PPQ Demonstration Batches[4] Process Validation Batches	Up to [***]PFS per batch Up to [***] PFS per batch	[***] USD [***] USD

Table 2: Commercial Pricing for ~[***] Batch Size

Volume[2]	Manufacturing Price + Finishing Price[1,2,3]
Up to [***] Units per calendar year	[***] per Unit
[***] to [***] Units per calendar year	[***] per Unit
[***]to [***]Units per calendar year	[***] per Unit
[***]or more Units per calendar year	[***] per Unit

1 The cost of the following primary and secondary packaging Components (syringes, stoppers, backstops, plunger rods) are not included in the Manufacturing Price + Finishing Price shown above and shall be invoiced by Baxter separately. The Unit pricing is inclusive of the following secondary packaging materials (cartons, five (5) syringe blister packs with Tyvek lids, unit labels and inserts) with serialization.

2 For the avoidance of doubt, the volume pricing shown above is incremental or step pricing and not based on total volume which is “trued up” at the end of each calendar year (i.e. the first [***] Units of commercial Product purchased by Dynavax in any calendar year will be charged by Baxter at [***] per Unit (as adjusted) and the second [***] Units will be charged at [***] per Unit (as adjusted) and so on even if Dynavax purchases over [***] Units of commercial Product in a calendar year).

3 Quoted Unit price assumes the following QC testing: appearance, pH, extractable volume, osmolality, bacterial endotoxin and sterility (membrane). In the event additional or different QC testing is required, the pricing referenced above may change.

4 Non GMP batch price does not include analytical or QC testing. Scope of development or confirmation testing will be priced at a later date and mutually agreed to by the Parties in writing.

Note: All pricing in this Exhibit assumes automated inspection. In the event manual inspection is required, the pricing referenced above may change.

Exhibit D to Amended and Restated Product Addendum for

HEPLISAV‑B® HEPATITIS B VACCINE

Initial Long Range Forecast

Calendar Year	Forecast (Number of Batches)
2021	[***]
2022	[***]
2023	[***]
2024	[***]
2025	[***]
2026	[***]

Exhibit E to Amended and Restated Product Addendum for

HEPLISAV‑B® HEPATITIS B VACCINE

Yield Formulas and Calculations

Once the Yield Rate has been established for a Batch size as set forth in Section 4.5 of the Agreement, after the end of each calendar year thereafter, the Parties shall calculate the average Actual Batch Yield for the Batches of Product released during such calendar year and do a Yield Reconciliation, as defined below.

Definitions:

1.
“Yield Rate” shall be defined as the average Actual Batch Yield for the first twenty (20) Batches of Commercial Product Produced (including secondary packaging) and released, including samples, for each Batch size.

2.
“Expected Yield” shall be defined as [***] of the established Yield Rate.

3.
“Actual Batch Yield” shall be defined as Syringes Produced (including secondary packaging) and released for a Batch, including samples, divided by the Theoretical Filled Units, multiplied by one-hundred.

4.
“Bulk Solution Final Weight” is defined in the Master Batch Record.

5.
“Yield Reconciliation” shall be defined as the Parties reconciling the average Actual Batch Yield as compared to the Expected Yield. The Yield Reconciliation is to be performed and reviewed by both Parties annually, no later than [***] days following the end of the applicable calendar year.

6.
“Theoretical Fill” for a Batch shall be defined as the number of syringes that could have been filled utilizing the Bulk Solution Final Weight of the formulated solution minus total formulation loss divided by the Target Fill Weight as defined in the Master Batch Record.

7.
“Syringes Produced” shall be defined as the actual number of good syringes filled and packaged, including samples, as defined in the Master Batch Record. Syringes Produced shall be used as the numerator in determining Actual Batch Yield.

8.
“Target Fill Weight” shall be the weight, used in the Production of each Unit (syringe) of material as defined in the Master Batch Record.

General Information:

•
For illustrative purposes, the primary Batch sizes are ~[***] and ⁓[***] for the Product.
•
Yield Reconciliation shall be completed annually (within [***] of the end of each calendar year) and will include all Produced Batches released in the prior calendar year.

•
Normal rules of rounding shall apply in all calculations.

Theoretical Fill:

•
Bulk Solution Final Weight (kg) x 1000
•
Target Fill Weight = [***]g
•
Total formulation loss (g)
•
Theoretical Fill = [Bulk Solution Final Weight (kg) x 1000 – Total formulation loss (g) ÷ Target Fill Weight (g)]

Actual Batch Yield: Calculated for each Batch released during a calendar year

Shall be calculated as follows:

•
The numerator for Actual Batch Yield shall be the number of Syringes Produced.
•
The denominator for Actual Batch Yield shall be the Theoretical Fill units.
•
Displayed as a percent
•
Expressed mathematically:

Actual Batch Yield = (Syringes Produced / Theoretical Fill) * 100

Expected Yield:

Shall be calculated as follows:

•
Determine the Yield Rate for the first twenty (20) released commercial batches, including samples, excluding the Process Validation Batches.
•
[***] of the Yield Rate becomes the Expected Yield.

Yield Reconciliation Reimbursement:

In the event the average Actual Batch Yield for all Batches Produced and released during a calendar year is less than the Expected Yield, Baxter will provide a credit to Dynavax for each Unit below the Expected Yield according to the following table:

Configuration	Reimbursement amount (per unit)
HEPLISAV‑B® HEPATITIS B VACCINE	Capped at the applicable Unit price as shown in Exhibit C